Q4 2025 Shareholder Letter | February 26, 2026 1 Fellow Shareholders, 2025 marked a significant year for Warner Bros. Discovery as we made meaningful progress in delivering on our commitment to return our Studios to industry leadership, scale HBO Max globally, and optimize our Global Linear Networks. Our Studios segment was a clear standout in 2025, thriving both critically and commercially after a successful, coordinated effort to reinvigorate and enhance operations and processes. The Studios segment finished 2025 with $2.55 billion in Adjusted EBITDA(1), a 52% ex-FX(2) year-over-year increase, exceeding our guidance and demonstrating healthy progress toward our target of at least $3 billion in Adjusted EBITDA. In 2025, nine of our films opened #1 at the box office, and our titles held the top spot for 16 weekends globally. We are already seeing momentum continue into 2026, with Wuthering Heights generating $83 million at the global box office during its opening weekend, our ninth consecutive theatrical release to open #1, further reinforcing Warner Bros. Discovery’s position as a premiere destination for the world’s leading creative talent and our commitment to exceptional original storytelling. Our Streaming segment finished the year with nearly 132 million subscribers(3), surpassing the 130 million target we established in August 2022. Furthermore, the Streaming segment generated $1.37 billion in Adjusted EBITDA, exceeding our guidance and more than doubling year-over-year. With the successful recent launches of HBO Max in Germany and Italy, as well as the upcoming launches in the United Kingdom and Ireland on March 26th, we expect to finish the first quarter of 2026 with more than 140 million subscribers, well on our way to more than 150 million subscribers by year end. Finally, our Global Linear Networks segment demonstrated its continued resonance with consumers while making progress on long-term initiatives to transform the business. In 2025, Global Linear Networks debuted 17 of the top 25 freshman cable series in the U.S., a reflection of millions of consumers’ enduring attachment to our roster of iconic brands. During the fourth quarter, we launched CNN All Access, an important milestone in building a modern, digital first news platform, to adapt to how audiences consume news. We also kicked off 2026 as the home of the Olympic Winter Games in Europe, with linear viewership up more than 50% across Europe’s largest markets including France, Germany, Italy, Poland and the United Kingdom versus Beijing 2022. This year’s Olympic Winter Games were the most streamed ever with viewers more than tripling compared to Beijing 2022 thanks to our great customer experience on HBO Max and discovery+. STUDIOS The multi-year effort to restore Warner Bros. Motion Picture Group as Hollywood’s leading film studio culminated in strong full year results for our Studios segment. In 2025, we distributed seven consecutive films that generated more than $40 million during their opening weekends at the domestic box office – a first for any studio – and we finished the year with $4.4 billion at the global box office. Our performance reflected success across a broad range of titles, including global

Q4 2025 Shareholder Letter | February 26, 2026 2 tentpoles such as A Minecraft Movie and Superman, horror genre specialty films and new contributions to valuable franchises such as The Conjuring: Last Rights and Final Destination: Bloodlines, and original works such as Sinners, One Battle After Another, and Weapons. Additionally, the film slate received critical acclaim with nine Golden Globe Awards, including Best Picture – Musical or Comedy for One Battle After Another, and Cinematic and Box Office Achievement for Sinners. We also received 30 total Academy Award nominations, the most of any studio this year, including a record-breaking 16 nominations for Sinners, 13 for One Battle After Another, and one for Weapons. As we look ahead, our diverse 2026 film slate showcases our continued investment in quality storytelling, ranging from tentpoles like Supergirl and Dune: Messiah, to creative originals like Margot Robbie’s Wuthering Heights, fan-favorite horror franchises from New Line such as Evil Dead Burn, as well as our debut film title from Warner Bros. Animation, The Cat In The Hat. Warner Bros. Television (“WBTV”) continues to be one of the top independent suppliers of live-action television. WBTV’s pipeline is healthy with over 70 active series spanning 20 linear and streaming platforms at the end of 2025. Looking ahead, 2026 marks the first year that WBTV will deliver more episodes to streaming platforms than to broadcast and cable combined, the result of a multi-year strategy to shift output toward growth-oriented distribution channels. Notable projects for third parties include Ted Lasso (Apple TV), Bad Monkey (Apple TV), Shrinking (Apple TV), and Running Point (Netflix). Key titles produced in association with HBO for HBO Max include the series premiere of Lanterns and the award-winning series The Pitt, which was already renewed for a third season. Our Studios segment remains focused on advancing recent operational enhancements, disciplined risk-taking to support unique storytelling, a balanced approach to our theatrical slate, and optimizing the value of our intellectual property as we continue to progress toward our segment Adjusted EBITDA target of at least $3 billion. While early, particularly given the inherent volatility in box office results, we expect Studios segment 2026 Adjusted EBITDA to be relatively in line with 2025 as noted in our merger proxy, even as we lap the strong box office success and a sizable television licensing deal renewal in 2025. We will also continue to confidently invest this year for 2027 and beyond to support a more robust slate of theatrical and television titles, the opening of the Harry Potter experience in Shanghai and Abu Dhabi, and the rebuilding of our video game pipeline. STREAMING 2025 was another exceptional year for HBO Max with growing global scale and a strong content slate. The Streaming segment added nearly 15 million subscribers in 2025 and ended the year with nearly 132 million subscribers, exceeding the 130 million subscriber target we set out in August 2022. During the fourth quarter, we continued to deliver what fans want with a lineup of elevated, must- watch stories that became fixtures for consumers and central to cultural conversations around the world – from It: Welcome to Derry and The Chair Company to I Love LA and Heated Rivalry. It:

Q4 2025 Shareholder Letter | February 26, 2026 3 Welcome to Derry averaged over 27 million global viewers per episode. Additionally, Heated Rivalry became the #1 first-run acquired scripted series in HBO Max history with an average of 13 million global viewers per episode. We also continue to expand our original programming outside the U.S., demonstrated by the fourth quarter release of our scripted drama Heaven in Poland, which is now the second most watched HBO Max local original series ever in the country. HBO Max is off to a strong start in 2026 with the return of Industry and The Pitt, each growing season- over-season viewership by 30% and 50%, respectively, and demonstrating steady week-over-week audience growth. Additionally, A Knight of the Seven Kingdoms, the third installment in the Game of Thrones franchise, is currently averaging over 24 million viewers per episode globally and growing. We are also exceling operationally, with the well-executed launch of HBO Max in Germany and Italy, along with several other markets, in early January. We are encouraged by the success of these market launches to date, and retail subscriber acquisition is exceeding our internal targets. On March 26th, HBO Max will launch as a direct-to-consumer product for the first time in the United Kingdom and Ireland, as well as through non-exclusive partnerships, including Sky. Given these key market launches and partnerships, we now have a clear line of sight to exceed 140 million subscribers by the end of the first quarter, well on our way to over 150 million subscribers by year end 2026. We anticipate another strong year for the Streaming segment on both revenues and Adjusted EBITDA. We expect subscriber-related revenue(4) growth to continue accelerating throughout 2026 driven by the following: • Another year of healthy subscriber growth, including those on the ad-supported tier and the corresponding ad revenue benefits; • The full year benefit of subscription price increases, particularly ones like in the U.S. that took effect in the fourth quarter; • Our strongest content slate yet, which has launched us into 2026 ahead of expectations; • Continued product enhancements and feature improvements that are driving further engagement and retention improvements; and • The upcoming lapping of two one-time resets: o The first-half impact of the NBA on advertising revenues (4% ex-FX and 15% ex-FX headwind in the first and second quarters, respectively), and o The previously disclosed domestic distribution renewal with a former related party partially through the second quarter. We will also continue to invest in content and marketing to support the continuing global rollout of HBO Max and further penetration of existing markets, which will position the business for strong revenue growth in the coming years. Although we consider a range of metrics as we look to optimize the business, we view subscriber-related revenue growth and Adjusted EBITDA growth as our primary metrics for the business’s success going forward. As such, the fourth quarter of 2025 will be the last quarter we report subscribers and ARPU(5).

Q4 2025 Shareholder Letter | February 26, 2026 4 GLOBAL LINEAR NETWORKS Our Global Linear Networks segment continues to find innovative ways to deliver captivating content to millions of consumers. In 2025, our domestic portfolio of networks attracted nearly 30% of primetime cable viewership among adults 25-54 and reached a monthly average of more than 140 million total viewers. TNT, TBS, Food Network, CNN and TLC were five of the top ten ad-supported cable networks for the year. And TLC’s breakout hit Baylen Out Loud was the #1 cable freshman series in primetime among adults and women 25-54. In total, domestic audiences consumed over 29 billion hours of Global Linear Networks content throughout the year. The strong and enduring demand for our content also drives meaningful viewership for our networks around the world. In the U.S., our linear portfolio ranks second in primetime viewership for adults 25- 54, despite not owning a broadcast network. In Europe, we rank as the #2 broadcaster overall with top five viewership in key markets, including Poland, Italy, and the Nordics; and in Latin America, we rank as the #1 pay-TV portfolio across the region. Our global footprint provides meaningful diversification, most notably in EMEA, a region where advertising and pay TV subscriber trends remain materially more stable compared to domestic trends. Furthermore, the relative strength of our free-to-air assets across key European markets enhances our resilience to challenging domestic market trends, as free-to-air networks account for roughly 50% of international advertising revenues. Our free-to-air revenues increased each of the last four years, largely supported by the success of our European brands, including TVN Poland, which ranked as the #1 channel in the country for the fifth consecutive year, and Nove in Italy, which had a record year in 2025. When it comes to news, CNN is the most trusted global news brand and reaches more than 800 million people around the world with more than 150 million monthly users across platforms. CNN also ranks #1 in TV reach among cable news networks in the U.S. The combination of one of the best global newsgathering organizations and a seasoned team capable of delivering news in multiple forms - written articles, audio, live video, and on-demand video - across platforms makes CNN a highly valuable asset as we look to engage audiences worldwide. In fact, we have seen strong linear viewership gains since the beginning of the year, underpinning CNN’s consistent value for distributors through high-frequency viewing and reliable audience engagement. Even in a crowded marketplace with free alternatives and subscription fatigue, third party research continues to show that consumers are willing to pay for reliable, high-quality journalism. As news consumption habits evolve, we are actively investing in modernizing CNN and expanding monetization opportunities. CNN launched a direct-to-consumer paywall offering in 2024, and expanded it in the fourth quarter of 2025 with CNN All Access, our streaming and video-on-demand product. We are encouraged by the early performance of CNN All Access, and expect subscribers and engagement to continue to grow as we enter the midterm election cycle and look ahead to the 2028 presidential election. This positive early performance supports our long-term strategy to invest in the future of the brand, as we expand CNN into a comprehensive, refreshed, news-first digital experience that delivers flexibility and choice across a suite of multimedia and lifestyle offerings.

Q4 2025 Shareholder Letter | February 26, 2026 5 Finally, we are further encouraged by the improved advertising trends we saw at Global Linear Networks during the fourth quarter, where we realized an 8% ex-FX sequential improvement, inclusive of an approximate 4% ex-FX negative impact from the loss of the NBA. The improvement was driven by better domestic general entertainment delivery trends and healthier yield supported by strong scatter CPMs that remain at a robust premium to upfront pricing. As we look toward the first half of 2026, we anticipate a 7% ex-FX and 20% ex-FX headwind to advertising revenue from the absence of the NBA in the first and second quarters, respectively, which will be more than offset by an associated improvement in operating expenses. We also expect continued advertising revenue growth in key scaled international markets including Poland and Italy, and across the EMEA region as a whole. As noted in the past, we reinvested some of the NBA cost savings, including in expanded College Football Playoff rights with coverage expanding to 5 of the 11 games starting in the fourth quarter. On a net basis, we expect full year operating expenses to improve in the high single-digit percentage range. We will continue to strategically and opportunistically invest in sports rights across all our platforms to best reach audiences, and we expect sports viewership as a percentage of our total portfolio to grow meaningfully. We are well underway in developing our TNT Sports app, which will serve as a centralized destination for our sports portfolio in the U.S. We plan to launch the product in 2026 and make it available standalone and through distribution and bundling partnerships. FREE CASH FLOW & BALANCE SHEET We generated $3.09 billion in free cash flow(6) in 2025, including approximately $1.35 billion in separation & transaction related costs. During the fourth quarter, we repaid $1.0 billion of the bridge loan facility, ending the year with net leverage(7) of 3.3x. In 2026, we expect underlying free cash flow conversion to remain strong. We also expect to incur additional transaction and separation-related costs in the first half of 2026. As a reminder, the first quarter is seasonally our lowest free cash flow quarter given the cadence of our cash content spend. TRANSACTION UPDATE Our Board of Directors (the “Board”) and management team have been hard at work executing a series of steps to unlock value for our shareholders. This began with the announcement at our third quarter 2024 earnings call of a Board-led review to evaluate all steps to unlock shareholder value, followed by the reorganizing of our legal entities in December 2024, the June 2025 announcement of our plan to separate Warner Bros. Discovery into two independent companies - Warner Bros. and Discovery Global, and the strategic review process initiated in October 2025. These actions culminated in the December 2025 entry into a definitive agreement for Netflix, Inc. (“Netflix”) to acquire Warner Bros. following the separation of Discovery Global, which will create significant value for our shareholders.

Q4 2025 Shareholder Letter | February 26, 2026 6 While the Netflix Merger Agreement remains in effect and the Board continues to recommend the Netflix transaction and has not withdrawn or modified its recommendation, the Board recently determined that the latest proposal from Paramount Skydance (“PSKY”) could reasonably be expected to lead to a "Company Superior Proposal" as defined in the Netflix Merger Agreement. WBD continues to engage with PSKY to determine if a proposal that constitutes such a "Company Superior Proposal" can be reached. There can be no assurance that the Board will conclude that the transaction proposed by PSKY is superior to the merger with Netflix or that any definitive agreement or transaction will result from Warner Bros. Discovery’s discussions with PSKY. The Board remains committed to maximizing shareholder value and certainty while mitigating downside risks, and the Board will evaluate any proposal against that standard with the objective of delivering the best deal for our shareholders. We will not be answering any questions on this topic during our earnings call. CONCLUSION We continue to execute against our strategic pillars across Warner Bros. Discovery. The Studios segment is making meaningful progress toward returning to industry leadership and our $3 billion Adjusted EBITDA goal. The Streaming segment continues to scale globally and we expect to exceed 150 million global subscribers by the end of 2026 with meaningful subscriber-related revenue and Adjusted EBITDA growth. And at Global Linear Networks, we are building on our assets that underpin long-term value creation: our resilient international footprint, our premiere global sports portfolio, a modernized CNN, and leveraging emerging technologies and platforms to enhance our reach and monetization. With these strong assets and our disciplined investment strategy, we remain focused on sustaining healthy Adjusted EBITDA and free cash flow for years to come. In parallel, we are focused on maximizing value for shareholders. As we move forward into our next phase for Warner Bros. Discovery, we remain confident that the business is well positioned to deliver sustainable performance and long-term success in an evolving media landscape.

Q4 2025 Shareholder Letter | February 26, 2026 7 2026 Outlook Warner Bros. Discovery, Inc. ("Warner Bros. Discovery", "WBD", the "Company", "we", "us", or "our") may provide forward-looking commentary in connection with this communication. The Company is not able to provide a reconciliation of the non-GAAP forward-looking commentary to comparable GAAP measures as, at this time, the Company cannot determine the occurrence or impact of the adjustments, such as the effect of future changes in foreign currency exchange rates or future acquisitions or divestitures that would be excluded from such GAAP measures. Accordingly, the Company is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward- looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. Forward-looking statements include, without limitation, statements about the benefits of the planned separation or the proposed transaction between WBD and Netflix, Inc. (the “proposed transaction”), future financial and operating results, in the case of a separation, either companies’ future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of WBD’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; (3) the risk that WBD stockholders may not approve the proposed transaction; (4) the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; (5) risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; (6) the final allocation of indebtedness between WBD and a newly formed subsidiary (“Discovery Global”) in connection with the separation could cause a reduction to the consideration for the proposed transaction; (7) risks related to litigation brought in connection with the proposed transaction; (8) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (9) effects of the announcement, pendency or completion of the proposed transaction on the ability of WBD to retain customers and retain and hire key personnel and maintain relationships with suppliers, distributors, advertisers, content providers, vendors and other business partners, and on its operating results and business generally; (10) negative effects of the announcement or the consummation of the proposed transaction on the market price of WBD common stock; (11) risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; (12) inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections, and inherent uncertainties involved in the estimates and judgments used to estimate the differences between WBD's Global Linear Networks segment results and the expected results of Discovery Global; (13) the risk that Discovery Global, as a new company that currently has no credit rating, will not have access to the capital markets on acceptable terms; (14) the risk that Discovery Global may be unable to achieve some or all of the

Q4 2025 Shareholder Letter | February 26, 2026 8 benefits that WBD expects Discovery Global to achieve as an independent, publicly-traded company; (15) the risk that Discovery Global may be more susceptible to market fluctuations and other adverse events than it would have otherwise been while still a part of WBD; (16) the risk that Discovery Global will incur significant indebtedness in connection with the separation, and the degree to which it will be leveraged following completion of the separation may materially and adversely affect its business, financial condition and results of operations; (17) the ability to obtain or consummate financing or refinancing related to the proposed transaction or the separation upon acceptable terms or at all; (18) volatility or a decline in the market price for Discovery Global common stock following the separation; and (19) the response of WBD or Netflix management to any of the aforementioned factors. WBD's actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the separation and the proposed transaction. Discussions of additional risks and uncertainties are contained in WBD’s filings with the Securities and Exchange Commission, including but not limited to WBD’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. WBD is not under any obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication may also contain certain non-GAAP financial measures, identified with an “(*)”. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the Trending Schedules and “Quarterly Results” section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. Definitions and Sources for Warner Bros. Discovery, Inc. (1) Adjusted EBITDA: The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. Adjusted EBITDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) third-party transaction and integration costs, (vii) amortization of purchase accounting fair value step-up for content, (viii) amortization of capitalized interest for content, and (ix) other items impacting comparability. The Company uses this measure to assess the operating results and performance of the segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. Integration costs include transformative system implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content (which is included in consolidated costs of revenues), and amortization of capitalized interest for content, as these amounts do not represent cash

Q4 2025 Shareholder Letter | February 26, 2026 9 payments in the current reporting period. We prospectively updated certain corporate allocations at the beginning of 2025. The impact to prior periods was immaterial. (2) Foreign Exchange Impacting Comparability: The impact of exchange rates on our business is an important factor in understanding period-to-period comparisons of our results. For example, our international revenues are favorably impacted as the U.S. dollar weakens relative to other foreign currencies, and unfavorably impacted as the U.S. dollar strengthens relative to other foreign currencies. We believe the presentation of results on a constant currency basis (“ex-FX”), in addition to results reported in accordance with U.S. GAAP provides useful information about our operating performance because the presentation ex-FX excludes the effects of foreign currency volatility and highlights our core operating results. The presentation of results on a constant currency basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with U.S. GAAP. The ex-FX change represents the percentage change on a period-over-period basis adjusted for foreign currency impacts. For the 2025 period, the ex-FX change is calculated as the difference between the current year amounts translated at a baseline rate, which is a spot rate for each of our currencies determined early in the fiscal year as part of our forecasting process (the “2025 Baseline Rate”), and the prior year amounts translated at the same 2025 Baseline Rate. In addition, consistent with the assumption of a constant currency environment, our ex-FX results exclude the impact of our foreign currency hedging activities, as well as realized and unrealized foreign currency transaction gains and losses. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies. (3) Streaming Subscriber: The Company defines a “Core Streaming Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a Streaming platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis, including third- party services that host a branded environment of discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. The Company defines a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers. The current “independently branded, regional products” referred to in (iv) above consist of TVN/Player. Subscribers to multiple WBD Streaming products (listed above) are counted as a paid subscriber for each individual WBD streaming product subscription. We may refer to the aggregate number of Core Streaming Subscriptions as “subscribers”. The reported number of “subscribers” included herein and the definition of “Streaming Subscription” as used herein excludes: (i) individuals who subscribe to Streaming products, other than discovery+, HBO, HBO Max,

Q4 2025 Shareholder Letter | February 26, 2026 10 Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short- term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials except for those users on free trial that convert to a Streaming Subscription within the first seven days of the next month as noted above. Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada. International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada. (4) Subscriber-related revenues: The Company defines subscriber-related revenues as the sum of distribution and advertising revenues in the Streaming segment. The Company uses subscriber-related revenues to monitor and evaluate the Company's streaming revenue performance. The Company believes this measure is relevant to investors as it highlights the revenue generation tied to the Company's streaming products. (5) ARPU: The Company defines Streaming Average Revenue Per User ("ARPU") as total subscription revenue plus net advertising revenue for the period divided by the daily average number of paying subscribers for the period. Where daily values are not available, the sum of beginning of period and end of period divided by two is used. Excluded from the ARPU calculation are: (i) Revenue and subscribers for Streaming products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) A limited amount of international discovery+ revenue and subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) Cinemax, Max/HBO hotel and bulk institution (i.e., subscribers billed on a bulk basis), and international basic HBO revenue and subscribers; and (iv) Users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. (6) Free cash flow: The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. In millions Three Months Ended December 31, 2025 Cash provided by operating activities $1,804 Less: Purchases of property and equipment (421) Free Cash Flow $1,383 (7) Net Leverage: The Company defines net leverage as the calculation where net debt (gross debt of $33.5 billion less cash, cash equivalents, and restricted cash of $4.6 billion) is divided by the sum of the most recent four quarters Adjusted EBITDA of $8,744 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition.